Exhibit 10.17

MANUFACTURING REPRESENTATIVE AGREEMENT

          THIS AGREEMENT, whose effective date is the 1st day of February, 2005, by and between PUKKA USA, LLC, (hereinafter referred to as “PUKKA”), a corporation organized and existing under the laws of the State of Utah, having an office at 395 South 640 West, Pleasant Grove, Utah 84062, and Don Green Sales, (hereinafter referred to as “REPRESENTATIVE”), a corporation, organized and existing under the laws of the State of (State agency is located in), having offices at:

          Don Green Sales, 1617 St. Marks Plaza, Suite B, Stockton, CA 95207

          In consideration of the mutual covenants and agreements he4reinafter set forth, the parties agree as follows:

ARTICLE I.     APPOINTMENT OF REPRESENTATIVE.

          Subject to the terms and conditions of this Agreement, PUKKA hereby grants to REPRESENTATIVE, and REPRESENTATIVE hereby accepts, the right to solicit from the customers specified in Exhibit A attached herein (called the “Customers”), orders for the sale by PUKKA of its products specified in Exhibit B attached hereto (herein called the “Products”).

ARTICLE II.     COMMISSIONS.

          Section A. Subject to Section B below and the provisions of Articles X and XII hereof, PUKKA shall pay REPRESENTATIVE a four percent (4%) commission on the net sales price of Products supplied by PUKKA for all such Products ordered from PUKKA under this Agreement and shipped after the effective date of this Agreement shipped to the customers, territory or vertical market listed in Exhibit A titled CUSTOMERS.

          Section B. Notwithstanding Section “A” of this Article II, if any Products sold by PUKKA under orders solicited by REPRESENTATIVE hereunder are shipped by PUKKA to Customers not included on Exhibit A, if any person (including an employee of PUKKA) other than REPRESENTATIVE is instrumental in soliciting, and/or obtaining an order for Products may divide, allocate and/or reduce the total commission payable in respect thereof to REPRESENTATIVE in such a manner as PUKKA in its sole and exclusive discretion deems fair and equitable, and PUKKA’s decision in such a case shall be binding on all parties interested therein. If PUKKA shall adopt any policy for the division, allocation, and/or reduction of commission in such cases, PUKKA shall advise REPRESENTATIVE thereof. PUKKA’s rights hereunder are in addition to the rights granted under Article XII hereof.

          Section C. The commission payable hereunder shall constitute full and complete compensation for REPRESENTATIVE’s services hereunder and for all expenses incurred by REPRESENTATIVE in rendering such services, including office expenses, telephone, telegrams, postage, traveling expenses, salesmen’s salaries, and all other similar or different costs, all of which expenses shall be borne by REPRESENTATIVE.

          Section D. As used herein, the term “net sales price” of any Products shall mean the gross invoice price for such Product, less all discounts (including cash discounts), allowances and adjustments (including credit memos), charges for transportation and packaging, sales and any other applicable taxes with respect to the sale of such Products.

ARTICLE III.     NON-COMMISSIONS.

          Section A. No commission shall be payable to REPRESENTATIVE hereunder on any sales to any person, firm or corporation in whose business REPRESENTATIVE shall have either a direct or indirect interest.

          Section B. REPRESENTATIVE shall not pay any part of any commissions payable to REPRESENTATIVE hereunder to any purchaser of Products or to any agent, representative or other intermediary acting for, in behalf of or subject to the direct or indirect control of any purchaser of Products.

          Section C. REPRESENTATIVE hereby represents that no purchaser of Products has or shall have any interest, financial or otherwise, in REPRESENTATIVE’s business and that if any purchaser of Products secures such an interest, REPRESENTATIVE shall promptly so notify PUKKA in writing.

ARTICLE IV.     PAYMENT OF COMMISSIONS.

          Section A. Payment of commissions hereunder shall accrue only after shipment has been made with respect to which such commissions are payable.

          Section B. PUKKA shall deliver to REPRESENTATIVE in reasonable detail, a written computation of the commission accruing to REPRESENTATIVE during each calendar month, based on the net amount of invoices rendered during that month. PUKKA shall pay REPRESENTATIVE by the 15th of the next month the commissions for sales for which PUKKA has received payment from the purchaser of Products.

          Section C. If PUKKA considers any invoice rendered with respect to the sale of any Product to be uncollectible in whole or in par or if PUKKA makes any refund, rebate or allowances to any purchaser of any Products for any reason, any commissions paid to REPRESENTATIVE that have been computed on the portion of the net sales price of such Product represented by the portion of such invoice so considered to be uncollectible or by the amount of such refund, rebate or allowance shall be repaid by REPRESENTATIVE to PUKKA promptly upon demand, or at PUKKA’s option, may be credited against commissions or any other obligations due or to become due to REPRESENTATIVE from PUKKA.

ARTICLE V.     TERMS OF SALE ORDERS.

          Section A. All orders solicited by REPRESENTATIVE shall be subject to acceptance by PUKKA and any order may be rejected by PUKKA for any reason whatsoever. REPRESENTATIVE shall solicit orders only upon such terms and conditions as are consistent with this Agreement and are in accordance with such terms and conditions of sale for the Products as PUKKA may from time to time adopt.

          Section B. The purchase price for Products sold under order solicited by REPRESENTATIVE shall be PUKKA’s standard prices in effect at the time of delivery of such Products.

          Section C. PUKKA shall advise REPRESENTATIVE in writing of such standard prices and other standard terms and conditions of sale as may be put into effect by PUKKA from time to time. PUKKA shall have the right to change its prices and terms and conditions of sale for the Products from time to time without notice to REPRESENTATIVE or purchasers, advising the REPRESENTATIVE at the earliest possible date.

ARTICLE VI.     PUKKA ASSISTANCE TO REPRESENTATIVE.

          PUKKA shall assist the sales effort of REPRESENTATIVE by such means, including advertising, as seems advisable to PUKKA and by furnishing such literature, catalogs, quotations and order forms, stationary, and envelopes as PUKKA may have available for such purpose.

ARTICLE VII.     REPRESENTATIVE’S SERVICES.

          Section A. REPRESENTATIVE shall use its best efforts to obtain orders for, and to promote the sale of as large a quantity as possible of the Products in the Territory.

          Section B. REPRESENTATIVE’s methods of soliciting orders for promoting the sale of the Products and providing customary service to customers and shall, in any event, be in accordance with such policies as PUKKA may from time to time establish and communicate to REPRESENTATIVE.

          Section C. Without limiting the generality of the foregoing, REPRESENTATIVE shall:
  Distribute to the best advantage such literature and advertising matter as may be supplied from time to time by PUKKA.
  Solicit personally prospective purchasers who may be induced to specify or adopt and use the Products.
  Follow-up all inquiries and report progress regularly on all inquiries and prospects in the Territory.
  Furnish PUKKA when requested, with credit data and information on the financial status of prospective purchasers.
  Furnish PUKKA with copies of all quotations, correspondence, engineering and other recommendations, at the time they are made.
  Report promptly all inquiries from outside the Territory.
  Provide Forecast Information as required by PUKKA.
  Not handle other product lines that are considered competitive by PUKKA.

ARTICLE VIII.     REPRESENTATIVE’S RELATION TO PUKKA.

          Section A. Neither the REPRESENTATIVE nor any person employed by REPRESENTATIVE is an employee or agent of PUKKA, and neither the REPRESENTATIVE nor any such person shall be deemed to be in any way, directly, or indirectly expressly or by implication, employed by an agent of PUKKA without limiting the generality of the foregoing.
  Neither the REPRESENTATIVE nor any such person shall be deemed to be employed by PUKKA for the purposes of any tax or contribution levied by the Federal Social Security Act or by any state law or laws covering any of the subjects included in the Federal Social Security Act and REPRESENTATIVE accepts exclusive liability for any payroll taxes or contributions imposed by any such law or laws with respect to REPRESENTATIVE and all such persons.
  REPRESENTATIVE is not authorized or empowered to act as an agent for PUKKA for any purpose and shall not on behalf of PUKKA either enter into any contract, undertaking or agreement of any sort or make any promise, warranty or representations with respect to the Products or any other matter, except as expressly authorized in writing by PUKKA and then only in accordance with specific instructions. REPRESENTATIVE shall not attempt to settle any complaint from a customer without PUKKA’s approval and direction and shall not indicate, other than to PUKKA, any opinion as to the merits of any complaint or as to the attitude of PUKKA with respect to the same. The REPRESENTATIVE shall not collect or receive any monies on behalf of PUKKA except as expressly writing and authorized by PUKKA and then only in accordance with specific instructions. The REPRESENTATIVE, however, shall carry out such instructions as may be given by PUKKA to protect PUKKA’s interest and to compel any purchaser to fulfill his obligations to PUKKA punctually. PUKKA shall not be bound by the acts of the REPRESENTATIVE.

          Section B. Neither REPRESENTATIVE nor any subsidiary or affiliate of REPRESENTATIVE shall incorporate under or otherwise make use of the name of PUKKA or any of its divisions or subsidiaries, or any trademarks or trade names of PUKKA or of any name, trademark or trade name which in the judgment of PUKKA is confusingly similar thereto, without the prior written consent of PUKKA. REPRESENTATIVE’s covenant in this respect shall survive termination of this Agreement.

ARTICLE IX.     BILLING TO CUSTOMERS.

          All Products sold by PUKKA on orders solicited by REPRESENTATIVE shall be billed by PUKKA directly to the purchaser.

ARTICLE X.     COMMISSIONS AFTER TERMINATION.

          Upon the termination of the Agreement for any reason whatsoever, no commissions or other amounts shall be payable to REPRESENTATIVE with regard to Products shipped after the effective date of such termination, except that PUKKA shall continue to pay REPRESENTATIVE, subject to the provisions of Articles II, III and IV hereof, the commissions herein provided with regard to Products shipped within sixty (60) days after the effective date of such termination under orders solicited by REPRESENTATIVE and accepted by PUKKA prior to the effective date of such termination. No commissions shall be payable hereunder with respect to any Products shipped during the aforesaid 60-day post termination pursuant to any increase in quantity accepted by PUKKA after the effective date of such termination with respect to any such order.

ARTICLE XI.     TERMS OF AGREEMENT.

          Unless sooner terminated as herein provided, this Agreement shall continue in full force and effect until terminated by either party upon not less than thirty (30) days prior written notice to the other party specifying the effective date of termination.

ARTICLE XII.     HOUSE ACCOUNTS, A REVISION OF CUSTOMERS, PRODUCTS AND COMMISSIONS.

          Section A. PUKKA shall have the sole and exclusive right, from time to time upon not less than thirty (30) days written notice to REPRESENTATIVE, to change any or all of the following:

  the Customer list by enlarging or reducing it (see Exhibit A);
  the Products by addition to or deletion from the Products as herein defined (see Exhibit B);

  the commissions payable to REPRESENTATIVE and the terms and conditions thereof by increasing or decreasing the rate of such commission or by modifying, supplementing or rescinding any of the terms and conditions applicable to the commission.

          Section B. PUKKA may deem any Customer on the REPRESENTATIVE’s Customer list (see Exhibit A) to become a House Account at its option. No commission will be paid on House Accounts.

ARTICLE XIII.     FORCE MAJEURE.

          If the Performance by PUKKA of any of its obligations under orders for Products accepted by PUKKA is interrupted or prevented by riot, war, hostilities between nations, government orders or regulations, embargoes, acts of God, fire, accidents, strikes, differences with workmen, delays of carriers, lack of transportation facilities, inability to obtain raw materials, curtailment of failure of obtaining power, or any other similar or different contingencies beyond the reasonable control of PUKKA, PUKKA CORPORATION shall be excused from the performance of such obligations while and to the extent that its performance is interrupted or prevented by one or more of each of the aforementioned contingencies. IN the event PUKKA is unable, for any reason whatsoever, to supply the full quantities of Products that it is as such times required under contracts to supply to its customers, after first satisfying the requirements of PUKKA’s own departments and division, PUKKA shall have the right to prorate among any and all purchaser such quantity of Products as PUKKA may have available for shipment to them.

ARTICLE XIV.     ASSIGNABILITY.

          PUKKA may cancel and terminate this Agreement at any time with a thirty (30) day written notice to REPRESENTATIVE at the address set forth on the face page of this Agreement. PUKKA will pay commissions on any shipments to the REPRESENTATIVE’s Customers made within sixty (60) days of the effective date of termination according to the provisions of this Agreement. After the effective date of termination, PUKKA shall make normal shipments to the REPRESENTATIVE’s Customers; but in the event of any dispute, PUKKA shall be the sole judge defining normal shipments. In the event that the REPRESENTATIVE breaches the contract in any way, PUKKA has the right to cancel the contract with no commission payable past the date of notice of breach of contract.

ARTICLE XVI.     PREVIOUS AGREEMENTS.

          Upon the effective date of this Agreement, this Agreement shall supersede and cancel all prior Manufacturing Representative Agreements between the parties covering the sale of Products by the REPRESENTATIVE covered by this Agreement. There are no REPRESENTATIVE agreements, oral or otherwise, not contained in this Agreement, its Exhibits, or renewals of this Agreement from time to time.

ARTICLE XVII.     DISPUTE AND VENUE.

          The provisions of this Agreement shall be construed and the performance thereof shall be enforced in accordance with the laws of the State of Utah. In the event of any legal action arising directly or indirectly form this contract, the parties hereto agree that venue shall be in the District or County Courts of Salt Lake City, Utah.

ARTICLE XVIII.     NOTICES AND PAYMENTS.

          It shall be as sufficient giving of any notice or other communication hereunder if the party giving the same shall deposit a copy thereof in the U.S. Post Office in a registered or certified envelope, postage prepaid, addressed to the other party at the address herein above set forth on the face page of this Agreement, or at such other address as the other party shall have theretofore in writing designated. Payments to be made hereunder shall be transmitted to the address to which notices at the time shall be addressed as provided, and may be so requested, report or any other communication, and the date of making any such payment provided such payment is received, shall be the date on which such envelope was deposited in the United States Mail. The U.S. Post Office receipt showing the date of such deposit shall be the prima facie evidence of these facts.

          IN WITNESS THEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

PUKKA USA, LLC
By: /s/ Paul R. Ressler for Pukka
Title: Managing Member

REPRESENTATIVE
(Agency’s Name)

By: /s/ Gerry L. Hodges
Title: President
Don Green Sale Co. Inc.

Exhibit A: Customers
Vertical Markets and Geography
Auto Parts Resellers and Distributors
Truck Parts Resellers and Distributors
(Not including Rhino Liners)
Motor Home and Motor Home Accessories Resellers and Distributors
with purchasing offices located in the states of California, Nevada and Arizona

Exhibits B: Products

GX-400C